Exhibit 99.5

Terms used but not defined in this Exhibit 99.5 have the meanings ascribed to them in the Current Report on Form 8-K of which this Exhibit 99.5 forms a part.

RISK FACTORS

A substantial portion of the Kayne Anderson funds invest heavily in the energy sector, particularly midstream energy companies whose market valuations are subject to significant volatility. As such, the performance of investments in the energy sector is subject to a high degree of business and market risk.

Most of the Kayne funds, including Kayne Anderson’s publicly traded closed end funds, hedge funds, and separate accounts invest heavily in the energy sector, particularly in equity securities of Master Limited Partnerships, or MLPs, focused in the midstream sector of the energy industry, whose market valuations can be subject to significant volatility. These strategies represented approximately $18 billion of Kayne Anderson’s AUM as of March 31, 2015. In recent periods, as a result of significant declines in energy-related commodity prices, market valuations of many of these midstream energy companies, which are based on the public trading prices of their equity securities, have also declined.  Other companies focused in the energy sector, including upstream energy companies, have experienced similar declines to their market valuations over the same period of time. For example, the Alerian MLP Index, which tracks 50 MLPs in the energy sector, has declined by 7% in the three months ending June 30, 2015 and since that date has declined 13% through August 7, 2015.  Similarly, the net asset value of the largest closed end fund managed by Kayne Anderson, Kayne Anderson MLP Investment Company (“KYN”), has declined by 10% during the three months ending June 30, 2015 and an additional 16% from June 30, 2015 through August 7, 2015.  Consistent with these movements, in the period since March 31, 2015, and particularly in the last six weeks, the AUM of Kayne Anderson that is tied to midstream energy companies has declined materially.  If protracted, these declines could adversely affect Kayne Anderson’s fee related earnings, performance related earnings, economic net income and distributable earnings for the current and future periods.

The midstream and upstream energy companies in which Kayne Anderson invests have been and will be negatively impacted by material declines in energy-related commodity prices (such as those experienced over the last 12 months and in particular in recent weeks) and are subject to other risks, including among others, supply and demand risk, operational risk, regulatory risk, depletion risk, reserve risk and catastrophic event risk. Kayne Anderson’s concentration in the energy sector may present more risk than if it were broadly diversified over multiple sectors of the economy. At times, the performance of companies in the energy sector may lag behind the performance of other sectors or the broader market as a whole.

The operations and financial performance of energy companies may be directly affected by energy commodity prices, especially those energy companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and international production, policies implemented by the Organization of Petroleum Exporting Countries (“OPEC”), energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of midstream energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. For example, crude oil and natural gas liquids prices declined by over 50% from July 2014 to present. These severe price declines impacted the drilling capital budgets of upstream energy companies, which are engaged in exploration and production of energy related commodities. In turn, this reduction in activity levels has caused a decline in volume expectations for many midstream energy companies. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices and there is uncertainty regarding these companies’ financial performance.

Energy companies may be adversely affected by reductions in the supply of or demand for energy commodities. In addition, energy companies may be adversely affected by increases in supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a substantial reduction in the growth rate of distributions paid by midstream energy companies to their equity holders or, in certain circumstances, a reduction in distributions paid to equity holders. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of OPEC and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions, increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources or increased commodity prices.

Kayne Anderson MLP Investment Company’s (“KYN”) management fee comprises a significant portion of Kayne Anderson’s management fees and a reduction in fees from KYN could have an adverse effect on Kayne Anderson’s revenues and results of operations.

For the three months ended March 31, 2015 and the year ended December 31, 2014, the management fees Kayne Anderson received from KYN comprised approximately 32.4% and 32.5%, respectively, of its total management fees. Kayne Anderson receives a quarterly management fee under its investment management agreement with KYN. That management fee is based on the net asset value of KYN for the applicable quarter. If KYN’s net asset value were to decline significantly for any reason (including as described above with respect to recent periods), including without limitation, due to volatility or declines in the publicly traded securities of energy MLP companies in which KYN invests, other poor performance of its investments, reductions in cash distributions received from equity investments, mark-to-market accounting requirements or the failure to successfully refinance outstanding leverage as it matures, the amount of the fees Kayne Anderson receives from KYN would also decline significantly, which could have an adverse effect on Kayne Anderson’s fee related earnings and results of operations. In addition, KYN’s net asset value is calculated based on the average of the net asset values on the first and last day of each quarter and, as such, is further subjected to volatility from period to period.

                In connection with the Transactions, Kayne Anderson must obtain KYN shareholders’ approval of a new investment management agreement with Kayne Anderson. This agreement would have an initial term of two years. Consistent with the existing investment management agreement between Kayne Anderson and KYN, Kayne Anderson would enter into a fee waiver agreement for a corresponding two-year term. The investment management agreement with KYN would renew for successive annual periods subject to the approval of KYN’s board of directors or by the affirmative vote of the holders of a majority of KYN’s outstanding voting securities. In addition, as required by the Investment Company Act, both KYN and Kayne Anderson would have the right to terminate the new agreement without penalty upon 60 days’ written notice to the other party. Termination or non-renewal of this agreement would reduce Kayne Anderson’s revenues significantly and could have a material adverse effect on its financial condition.

Uncertainty regarding the Transactions or actual or perceived changes in our business following the consummation of the Transactions may cause clients to delay or defer investment decisions or to withdraw as investors in funds managed by Ares and Kayne Anderson and may adversely affect each company’s ability to effectively manage their respective businesses.

Consummation of the Transactions is subject to certain conditions, including, among other things, receipt of various consents, the approval of investors in Kayne’s funds, consummation of a restructuring of Kayne Anderson and receipt of required regulatory approvals (including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions. Many of the conditions are outside of our control, and both parties have certain termination rights, including rights to terminate the Merger Agreement upon denial of certain required approvals. Accordingly, there may be uncertainty regarding the completion of the Transactions.

This uncertainty may cause clients that deal with Ares and Kayne Anderson to delay or defer investment decisions or to withdraw as investors in funds or as clients and may cause potential clients not to invest in funds or accounts managed by Ares or Kayne Anderson. This could negatively affect their respective businesses, regardless of whether the Transactions are ultimately completed. If the Transactions are completed, actual or perceived changes in our or Kayne Anderson’s business, investment strategy or client relationships may cause current clients to withdraw as investors in funds or as clients or to reduce the amount of business they transact with us.

In addition, the Merger Agreement requires Kayne Anderson to conduct its business in the ordinary course until the Transactions are completed and not take certain actions during this interim period. These restrictions may prevent Kayne Anderson from pursuing certain strategic transactions, undertaking certain significant capital projects, undertaking certain significant financing transactions and otherwise pursuing other actions that are not in the ordinary course of business, even if such actions could prove beneficial.

The announcement and pendency of the Transactions could cause disruptions in the businesses of Ares and Kayne Anderson, which could have an adverse effect on their respective businesses and financial results.

The announcement and pendency of the Transactions, whether or not they are consummated, could cause disruptions in the respective businesses of Ares and Kayne Anderson. Specifically, (i) current and prospective employees of Ares and Kayne Anderson may experience uncertainty about their future roles with the combined company, which could adversely affect Ares’ and Kayne Anderson’s ability to retain key employees and (ii) the attention of management of each of Ares and Kayne Anderson may be directed toward the completion of the Transactions at the expense of the other operations of the respective businesses.

Each of Ares and Kayne Anderson will incur significant costs in connection with the Transactions.

We and Kayne Anderson have incurred and expect to incur a number of costs associated with combining the operations of the two companies, as well as transaction fees and other costs related to the Transactions, including costs related to the restructuring of Kayne Anderson prior to the consummation of the Transactions. These costs and expenses include fees paid to financial, legal and accounting advisors, facilities and systems consolidation costs, severance and other potential employment-related costs, and other related charges. We currently estimate the aggregate amount of these expenses for Ares to range between $25 million and $35 million, and Kayne Anderson currently estimates the aggregate amount of these expenses for Kayne Anderson to range between $36 million and $41 million. The actual expenses we and Kayne Anderson incur may vary materially from these estimates.

The combined company also will incur restructuring and integration costs in connection with the Transactions. Although we and Kayne Anderson expect that the elimination of some duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, may offset incremental transaction and restructuring costs over time, any net benefit may not be achieved in the near term or at all. Many of these costs will be borne by us and Kayne Anderson even if the Transactions are not completed. While both we and Kayne Anderson have assumed that a certain level of expenses would be incurred in connection with the Transactions, there are many factors beyond our control that could affect the total amount or the timing of the integration and implementation expenses.

Failure to consummate the Transactions in a timely manner could negatively affect our ability to achieve the benefits associated with the Transactions and could negatively affect our future business and financial results.

The Transactions are currently expected to close on or about January 1, 2016, assuming that all of the conditions in the Merger Agreement are satisfied or waived. The Merger Agreement provides that either the Buyers or the KA Parties may terminate the Merger Agreement if the closing of the transaction has not occurred by March 31, 2016. Certain events outside our control may delay or prevent the consummation of the Transactions. Delays in consummating the Transactions or the failure to consummate the Transactions at all may result in our incurring significant additional costs in connection with such delay or termination of the Merger Agreement and/or failing to achieve the anticipated benefits associated with the Transactions. We cannot assure you that the conditions to the completion of the Transactions will be satisfied or waived or that any adverse effect, event, development or change will not occur, and we cannot provide any assurances as to whether or when the Transactions will be completed.

To complete the Transactions, Kayne Anderson must obtain the approval of new management agreements from stockholders of certain public closed-end funds and consents from hedge funds, private equity funds and other managed client accounts. Kayne Anderson must also obtain the approval of stockholders of its public closed-end funds and consents of its hedge funds, private commingled funds and other managed client accounts that represent, in the aggregate, at least 75% of the run-rate revenue (based on the annual management fees multiplied by the aggregate fee earning assets under management of each such fund or managed client account) generated therefrom. If stockholder approval of certain required closed-end funds or consent of certain required hedge funds, private commingled funds and other managed client accounts are not obtained, or if stockholder approval or investor consents of funds and managed client accounts that represent, in the aggregate, at least 75% of the run-rate revenue generated therefrom are not obtained, we may not close the Transactions. If we close the Transactions without obtaining the stockholder approval or investor consents of certain funds or managed client accounts, (i) we may need to wind down and liquidate such funds or managed client accounts, which could be costly and time consuming, and (ii) we may not receive the related revenue and cash flows they are expected to generate. There can be no assurance that such approvals and consents will be obtained.

In addition, the Merger Agreement contains additional closing conditions, which may not be satisfied or waived within the anticipated timeframe or at all. Delays in consummating the transaction or the failure to consummate the transaction at all could negatively affect our future business and financial results. If the Transactions are not consummated within the anticipated time frame or at all, our ongoing business could be adversely affected, and we will be subject to several risks, including the payment by us of costs relating to the Transactions, such as fees paid to financial, legal and accounting advisors, facilities and systems consolidation costs, severance and other potential employment-related costs and other related charges, and the distraction of management focus and resources from operational matters and other strategic opportunities while working to consummate the Transactions.

The failure to successfully combine our businesses and the businesses of Kayne Anderson may adversely affect the combined company’s future results.

The success of the Transactions will depend, in part, on the ability of the combined company to realize anticipated benefits from combining our businesses and the businesses of Kayne Anderson. To realize these anticipated benefits, our businesses must be successfully combined. The combination of two independent businesses may be a complex, costly and time-consuming process and if the combined company is not able to achieve these objectives, the anticipated benefits of the Transactions may not be realized fully, or at all, or may take longer to realize than expected.

An inability to realize the full extent of the anticipated benefits of the Transactions, as well as any delays encountered in the integration process, could have an adverse effect on our results of operations and financial position. The integration process could distract management, disrupt our and Kayne Anderson’s ongoing businesses or result in inconsistencies in our respective operations, services, standards, controls, procedures and policies, any of which could adversely affect our or Kayne Anderson’s ability to maintain relationships with clients, lenders, joint venture partners, vendors and employees or to achieve all or any of the anticipated benefits of the Transactions. In addition, we may experience difficulties in effectively integrating Kayne Anderson’s financial reporting systems into (or supplanting such systems with) our financial reporting infrastructure and internal control framework in a timely manner. If we encounter these difficulties, we may experience deficiencies in our internal controls over financial reporting, investors could lose confidence in our reported financial information and the trading price of our securities could be adversely affected. Moreover, the actual integration may result in additional and unforeseen problems, expenses, liabilities and competitive responses, and the anticipated benefits of the integration plan may not be realized. Actual growth and cost savings, if achieved, may be lower than what we expect and may take longer to achieve than anticipated. If we are not able to adequately address integration challenges, we may be unable to successfully integrate our operations or to realize the anticipated benefits of the integration of the two companies within the anticipated time frame or at all.

As part of the integration, we will have to ensure that the combined company continues to comply with the requirements of being a public entity. Kayne Anderson is not currently subject to the requirements of the Sarbanes Oxley Act of 2002 (the “Sarbanes Oxley Act”). Following the consummation of the Transactions, we expect to devote significant management time and other resources to ensure that the combined company complies with Section 404 of the Sarbanes Oxley Act and the other standards and requirements applicable to public companies. In addition, Kayne Anderson is not currently, but upon consummation of the Transactions will become, subject to the New York Public Pension Fund Reform Code of Conduct. During the course of the integration, we may identify and disclose material weaknesses or significant deficiencies in internal controls over financial reporting (which may or may not be related to Kayne Anderson), which will have to be remedied and could have a material adverse effect on the combined company.

If we are not able to adequately address integration challenges, we may be unable to successfully integrate our operations or to realize the anticipated benefits of the integration of the two companies.

We may be subject to unknown or contingent liabilities related to Kayne Anderson for which we may have limited recourse against the KA Owners.

Kayne Anderson may be subject to unknown or contingent liabilities for which we may have limited recourse against the KA Owners. Unknown or contingent liabilities may include liabilities for miscalculation of management and performance fees, claims of clients or of investors in managed funds, claims of vendors or other persons dealing with the acquired entities, tax liabilities and other liabilities whether incurred in the ordinary course of business or otherwise. While the KA Owners are required to indemnify us with respect to breaches of representations, warranties and covenants, such indemnification is somewhat limited and subject to various survival periods, materiality thresholds, a deductible of $12.0 million and certain aggregate caps on losses, subject to certain exceptions.

There can be no assurance that we will recover all amounts with respect to any losses due to breaches of the KA Parties’ or the KA Owners’ representations, warranties and covenants or that certain liabilities or losses are covered by such representations. Further, following the consummation of the Transactions, certain of the KA Owners will be officers and directors of, and will hold a substantial equity investment in, the combined company. As a result, in the event of any breach of the representations, warranties or covenants made by the KA Owners or the KA Parties in the Merger Agreement, we may choose not to enforce, or to enforce less vigorously, our rights because of our desire to maintain our ongoing relationship with such KA Owners who are officers or employees of the combined company. In addition, the total amount of costs and expenses that we may incur with respect to liabilities associated with Kayne Anderson may exceed our expectations, which may adversely affect our business, financial condition and results of operations.

The KA Adjusted Stand Alone financial information included in Exhibit 99.4 to the Current Report on Form 8-K of which this Exhibit 99.5 forms a part is presented for illustrative purposes only and is not necessarily indicative of Kayne Anderson’s financial position, operating results and other data, and is not intended to project such information for any future date or for any future period, as applicable.

The KA Adjusted Stand Alone financial information included in Exhibit 99.4 to the Current Report on Form 8-K of which this Exhibit 99.5 forms a part is based on numerous assumptions and estimates underlying the adjustments described in the accompanying footnotes, which are based on available information and assumptions that our management considers reasonable. The KA Adjusted Stand Alone financial information included in Exhibit 99.4 to the Current Report on Form 8-K of which this Exhibit 99.5 forms a part has not been prepared in compliance with Rule 11-02 of Regulation S-X. In addition, such KA Adjusted Stand Alone financial information does not reflect adjustments for other developments with Kayne Anderson’s business after March 31, 2015. As a result, the KA Adjusted Stand Alone financial information does not purport to represent what Kayne Anderson’s Stand Alone financial condition would have been had the Transactions occurred on March 31, 2015, or represent what Kayne Anderson’s Stand Alone results of operations would have been had the Transactions occurred on January 1, 2014 or project Kayne Anderson’s Stand Alone financial position or results of operations as of any future date or for any future period, as applicable. Financial Information for Kayne Anderson for the six months ended June 30, 2015 is not available.